UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington D.C., 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2006

SAMURAI ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51656	87-0469497
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

955 Dairy Ashford
Suite 206
Houston, TX		77079
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (713) 771-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

____________________________________________________________________________________

* This Amendment No.1 to FORM 8-K is being filed to amend the Current Report-FORM 8-K filed on June 30, 2006.

TABLE OF CONTENTS

Item 2.01. Completion of Acquisition or Disposition of Assets.

Item 3.02 Recent Sale of Unregistered Securities

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of

Principal Officers

Pro Forma Financial Information

Signatures

This Form 8-K/A includes or incorporates by reference certain statements that may be deemed “forward looking statements” under applicable law. Forward looking statements and assumptions in this Form 8-K/A that are not statements of historical fact involve risks and assumptions that could cause actual results to vary materially from those predicted, including among other things, unexpected delays and operational issues, the price of crude oil and natural gas, changes in site conditions, and capital expenditures. The Company strongly encourages readers to note that some or all of the assumptions upon which such forward looking statements are based, are beyond the Company’s ability to control or estimate precisely, and may in some cases be subject to rapid and material change.

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 12, 2006 Samurai Energy Corp., a Delaware corporation (“Samurai”), ECCO Energy Corp., a Nevada corporation (“ECCO”), and SEI Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Samurai (“Samurai Sub”) completed the transactions contemplated by the Agreement and Plan of Merger (“Agreement”), dated June 30, 2006. Under the terms and subject to the conditions set forth in the Agreement and in accordance with Nevada Law, Samurai Sub shall be merged with and into ECCO. As a result of the Merger, each three shares of ECCO common stock issued and outstanding shall be converted into the right to receive one fully paid non assessable share of Samurai common stock, and each share of ECCO preferred stock issued and outstanding shall be converted into the right to receive one fully paid non-assessable share of Samurai preferred stock, the separate corporate existence of Samurai Sub shall cease, and ECCO will be the surviving corporation in the Merger. After completion of the transaction, ECCO will be a wholly-owned subsidiary of Samurai and Samurai will merge with and into ECCO, for the sole purpose of reincorporating into Nevada that will result in a change of its name to ECCO Energy Corp.

Item 3.02 Recent Sales of Unregistered Securities

In connection with the Agreement Samurai issued 1,415,999 shares of common stock to 27 shareholders of ECCO and 100,000 shares of preferred stock to one shareholder of ECCO. The shares were issued without registration in reliance on the exemption in section 4(2) of The Securities Act of 1933 and Rule 506 thereunder. The Preferred Stock was issued to Samuel M. Skipper and is entitled to the number of votes equal to all votes of other security holders plus one vote. As a result, Mr. Skipper will have voting control of Samurai.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective July 10, 2006, John M. Vise tendered his resignation as President of ECCO Energy Corp. and Samuel M. Skipper was elected Director, President and Chief Executive Officer of the Corporation. John Vise will continue to serve as Director and Chief Financial Officer of ECCO Energy Corp.

Item 9.01. Financial Statements and Exhibits

(a)	Pro Forma Financial Information

Attached hereto is the unaudited Pro Forma Consolidating Balance Sheet as of March 31, 2006, and the related notes thereto, adjusted to show the pro forma effects of the acquisition along with the Pro Forma Consolidating Statements of Operations for the Three Months Ended March 31, 2006 and for the year ended December 31, 2005.

(b)           Audited Balance Sheet of ECCO Energy Corp. as of December 31, 2005 and 2004 and the related Statements of Operations, Stockholders’ Equity and Cash Flows for the Year Ended December 31, 2005 and the period from Inception (September 20, 2004) through December 31, 2004.

(c)	Unaudited interim financial statements of ECCO Energy Corp. as of March 31, 2006.

SAMURAI ENERGY CORP.

EXPLANATORY NOTE

On July 12, 2006 Samurai Energy Corp., a Delaware corporation (“Samurai”), ECCO Energy Corp., a Nevada corporation (“ECCO”), and SEI Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Samurai (“Samurai Sub”) completed the transactions contemplated by the Agreement and Plan of Merger (“Agreement”), dated June 30, 2006. Under the terms and subject to the conditions set forth in the Agreement and in accordance with Nevada Law, Samurai Sub shall be merged with and into ECCO. As a result of the Merger, each three shares of ECCO common stock issued and outstanding shall be converted into the right to receive one fully paid non assessable share of Samurai common stock, the separate corporate existence of Samurai Sub shall cease, and ECCO will be the surviving corporation in the Merger. After completion of the transaction, ECCO will be a wholly-owned subsidiary of Samurai and Samurai will merge with and into ECCO, for the sole purpose of reincorporating into Nevada that will result in a change of its name to ECCO Energy Corp.

The following pro forma consolidating balance sheet, statement of operations and related notes are presented to show effects of the merger and reincorporation of Samurai, ECCO, and Samurai Sub. The pro forma consolidating balance sheet and statement of operations are based on the audited financial statements of ECCO and Samurai (Annual Report filed with SEC on Form 10-KSB) for the years ended December 31, 2005 and 2004 and the unaudited interim financial statements of ECCO and Samurai (Quarterly Report filed with SEC on Form 10-QSB) for the three months ended March 31, 2006.

The pro forma consolidating balance sheet and statement of operations have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2005 and unaudited interim financial statements for the three months ended March 31, 2006, have been omitted.

The acquisition has been accounted for as a business combination between entities under common control similar to a pooling of interest. Prior to the merger, Samurai and ECCO were controlled by the same management group and had certain common ownership interests in their respective common stock. Therefore, Samurai recorded the acquisition of ECCO at the carrying value of the assets acquired with no adjustment for the fair value of the assets acquired.

SAMURAI ENERGY CORP.

PRO FORMA CONSOLIDATING

BALANCE SHEETS

March 31, 2006

(Unaudited)

	Samurai	ECCO
	Energy	Energy		Adjustments	Pro Forma
	Corp	Corp		DR (CR)	Combined
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 11,786	$ 6,704		$ -	$ 18,490
Accounts receivable-related party	40,444	20,536		-	60,980
Other	-	5,700		-	5,700
Total current assets	52,230	32,940		-	85,170

PROPERTY and EQUIPMENT
Oil and gas property, using full cost accounting	241.114	704,038		-	945,152
Equipment	-	8,039		-	8,039
Less accumulated depreciation and depletion	(22,967)	(70,824)		-	(93,791)
Total property and equipment	218,147	641,253		-	859,400

OTHER ASSETS
Deposits	1,950	-		-	1,950
TOTAL ASSETS	$ 272,327	$ 674,193		$ -	$ 946,520

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable-trade	$ 4,006	$ 6,578		$ -	$ 10,584
Accrued expenses	11,558	-		-	11,558
Current maturities of long-term debt	75,469	-		-	75,469
Current maturities of lease obligation	-	2,299		-	2,299
Total current liabilities	91,033	8,877		-	99,910

LONG-TERM LIABILITIES
Long-term debt, net of current maturities	61,809	-		-	61,809
Long-term lease obligation, net of current maturities	-	196		-	196
Asset retirement obligation	22,200	19,200		-	41,400
TOTAL LIABILITIES	175,042	28,273		-	203,315

SHAREHOLDERS’ EQUITY
Preferred stock, $.001 par value; 10,000,000 shares authorized,
no shares issued and outstanding	-	-		-	-
Common stock, $.001 par value; 100,000,000 shares authorized,
3,036,666 shares issued and outstanding	1,600	4,310	(1)	2,873	3,037
Additional paid-in-capital	98,400	789,061	(1)	(2,873)	890,334
Retained deficit	(2,715)	(147,451)		-	(150,166)
Total shareholders’ equity	97,285	645,920		-	743,205
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$ 272,327	$ 674,193		$ -	$ 946,520

PRO FORMA ADJUSTMENT

(1) Record the exchange of one share of Samurai common stock for three shares of ECCO common stock.

SAMURAI ENERGY CORP.

PRO FORMA CONSOLIDATING

STATEMENTS OF OPERATIONS

For the Three Months Ended March 31, 2006

(Unaudited)

	Samurai Energy Corp.	ECCO Energy Corp	Adjustments	Pro Forma Combined
REVENUE
Oil and gas sales	$ 78,493	$ 66,115	$ -	$ 144,608

OPERATING EXPENSES
Selling, general and administrative expenses	39,346	55,035	-	94,381
Depreciation and depletion expense	6,140	19,553	-	25,693
Lease operating expenses	9,236	7,699	-	16,935
Total cost and expenses	54,722	82,287	-	137,009
Net operating income (loss)	23,771	(16,172)	-	7,599

OTHER INCOME (EXPENSE)
Interest expense	(3,728)	(240)	-	(3,968)

Net income (loss)	$ 20,043)	$ (16,412)	$ -	$ 3,631

SAMURAI ENERGY CORP.

PRO FORMA CONSOLIDATING

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2005

	Samurai Energy	ECCO Energy
			Adjustments	Pro Forma
	Corp.	Corp.	DR (CR)	Combined
REVENUE
Oil and gas sales	$ 238,593	$ 197,300	$ -	$ 435,893

OPERATING EXPENSES
Selling, general and administrative expenses	128,638	138,377	-	267,015
Depreciation and depletion expense	9,995	57,379	-	67,374
Lease operating expenses	78,424	54,307	-	132,731
Total cost and expenses	217,057	250,063	-	467,120
Net operating income (loss)	21,536	(52,763)	-	(31,227)

OTHER INCOME (EXPENSE)
Interest expense	-	(2,829)		(2,829)
Other expense	-	(11,700)	-	(11,700)

Net income (loss)	$ 21,536	$ (67,292)	$ -	$ (45,756)

SAMURAI ENERGY CORP.

NOTES TO PRO FORMA CONSOLIDATING

BALANCE SHEET AND STATEMENT OF OPERATIONS

Insert	Audited financial statements of ECCO Energy Corp. as of December 31, 2005 and 2004.

Insert	Unaudited interim financial statements of ECCO Energy Corp. as of March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2006

SAMURAI ENERGY CORP.

By: ___________________________________

Sam Skipper
President